                                                                     EXHIBIT A


                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Trustee of INTRUST FUNDS Trust, a Delaware business trust (the "Trust"), does hereby make, constitute and appoint John J. Pileggi, Bruce Treff, Steven Howard and Scott MacLeod, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed his name, this 25th day of November, 1996.


                                      /s/ TERRY L. CARTER
--------------------------------      --------------------------------
John J. Pileggi                       Terry L. Carter




/s/ THOMAS E. SHEA                    /s/ GEORGE MILEUSNIC
--------------------------------      --------------------------------
Thomas E. Shea                        George Mileusnic



/s/ THOMAS F. KICE
--------------------------------      --------------------------------
Thomas F. Kice                        G.L. Best

                                                                     EXHIBIT A


                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Trustee of INTRUST FUNDS Trust, a Delaware business trust (the "Trust"), does hereby make, constitute and appoint John J. Pileggi, Bruce Treff, Steven Howard and Scott MacLeod, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed his name, this 25th day of November, 1996.


/s/ JOHN J. PILEGGI
--------------------------------      --------------------------------
John J. Pileggi                       Terry L. Carter



--------------------------------      --------------------------------
Thomas E. Shea                        George Mileusnic



--------------------------------      --------------------------------
Thomas F. Kice                        G.L. Best